Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717


                      FIRST TRUST EXCHANGE-TRADED FUND VI

                     FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
                             DATED FEBRUARY 1, 2016


                              DATED MARCH 16, 2016


      Notwithstanding anything to the contrary in the prospectus for the Fund, the first sentence of sub-paragraph number five of the fifth paragraph of the section entitled "Summary Information--First Trust Dorsey Wright Focus 5 ETF--Principal Investment Strategies" in the prospectus is replaced in its entirety with the following:

      The Index is evaluated on a bi-monthly basis (occurring in the second and fourth weeks of the month containing a Friday with the exception of the week between Christmas Day and New Year's Day), and the five positions within the Index are held as long as those positions continue to suggest that they will outperform the majority of the inventory of other potential First Trust ETFs on a relative basis.


  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE